Exhibit 23(a)







     Consent of Arthur Andersen LLP.







                      ARTHUR ANDERSEN LLP





           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 3, 1995, in IES Utilities Inc.'s Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this registration statement.




                           /s/ ARTHUR ANDERSEN LLP
                               ARTHUR ANDERSEN LLP


Chicago, Illinois,
August 29, 1995